Investor Update January 25, 2024

Brian Campbell VP, Investor Relations Welcome

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company’s Learning business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2024 in connection with our multi-year Global Restructuring Program; (xi) the possibility that the divestitures will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to planned dispositions; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. NON-GAAP MEASURES In this presentation, management may provide the following non-GAAP performance measures:  Adjusted Revenue  Adjusted Earnings Per Share (“Adjusted EPS”);  Free Cash Flow less Product Development Spending;  Adjusted Contribution to Profit (“Adjusted CTP”) and margin;  Adjusted EBITDA and margin;  Organic revenue; and  Results on a constant currency (“CC”) basis. Management believes non-GAAP financial measures, which exclude our held for sale or sold businesses, impairment charges, and the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2024-2026 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP. Please refer to our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and our 8-K filed on September 1, 2023 for our Revised Segment Results for our Non-GAAP reconciliations to US GAAP results.

4 Today’s Agenda 10:00 am Welcome & Opening Remarks Brian Campbell | VP, Investor Relations 10:05 am FOCUS+OPTIMIZE: Our Strategy for Success Matthew Kissner | Interim President & CEO 10:15 am FOCUS+OPTIMIZE: Driving Research Performance Jay Flynn | EVP & GM, Research & Learning 10:40 am FOCUS+OPTIMIZE: Financial Overview & Outlook Christina Van Tassell | EVP & CFO 10:50 am FOCUS+OPTIMIZE: Positioned for Success Matthew Kissner | Interim President & CEO 10:55 am Q&A

Matthew Kissner Interim President & Chief Executive Officer FOCUS+OPTIMIZE Our Strategy for Success

The Knowledge Company Wiley enables the creation and curation of knowledge, and its application in science, learning, and innovation

7 Wiley today: A global leader in Research & Learning 4.6B Annual reader sessions on Literatum 10,000+ Research institutions served Top 3 Global research publisher 2,000+ Wiley & partner journals published 45M Research articles hosted (50% of global archive) #1 Business & management publisher 600+ Society partners #1 Research distribution platform 12M Academic & professional books sold annually #1 Chemistry & materials science publisher 12M+ Researchers served annually

8 Strong foundation for long term success FY23 Adjusted Revenue$1.6B FY23 Free Cash Flow$173M Net Debt-to- EBITDA Ratio1.5x Digital+Services Revenue82% FY23 Adjusted EBITDA Margin23% Recurring Revenue48% Of Consecutive Dividend Increases30Yrs Non-US Revenue47% Adjusted results excluding Held for Sale or Sold businesses except free cash flow and net debt All figures are for Fiscal Year 2023 (FY23) unless stated

9 Driving impact in what we do and how we operate Advancing Sustainability Forward to Help the World  Wiley has committed to being carbon net zero by 2040 in line with climate science, and validated by the Science Based Targets initiative  Wiley has committed to advancing three UN SDGs: quality education, reduced inequalities, and climate action  Strong sustainability scores across rating firms for low risk and high disclosure A ESG Rating 2023 Top 6% Low Sustainability Risk1 Top 11% S&P CSA Score 20232 3 E&S Scores3 Recognition (1) Top 6% of global universe of 15,900 companies (2023) (2) Top 11% of industry benchmark (2023) (3) Wiley scores a 3 on both Environmental and Social, with 1 being lowest risk and 10 highest risk (2023)

10 Publishing and Knowledge Solutions for Researchers, Innovators, Leaders, and Learners FY23 adjusted revenue: $1,627M FY23 adj. EBITDA: $379M1 Research Learning FY23 adj. revenue: $1,080M (66% of total) FY23 adj. EBITDA: $377M (35% margin) FY23 adj. revenue: $547M (34% of total) FY23 adj. EBITDA: $158M (29% margin) Research Publishing Research journals Author services FY23 adj. revenue: $927M (57% of total) Research Solutions Publishing solutions Audience solutions FY23 adj. revenue: $153M (9% of total) Academic Academic courseware Advanced content FY23 adj. revenue: $305M (19% of total) Professional Professional publishing Assessments FY23 adj. revenue: $242M (15% of total) (1) Including unallocated Corporate costs of $156M

11 Strong and resilient businesses founded on long-standing customer and partner relationships Clear competitive advantage in Research, built upon strong brands and franchises Healthy long-term growth trends for new knowledge in our markets Renowned global brand that stands for integrity and quality in everything we do Talented and motivated colleagues, deeply committed to their customers and each other Wiley does good in the world Observations – first 90 days Focused on leveraging our strengths, and optimizing operating and capital efficiency 1 2 3 4 5 6

12 Executing Value Creation Plan (VCP) in FY24 Focus on strong, profitable core  Reorganized from three disparate segments into one market-facing Research & Learning team under one leader  Consolidating product, sales, and marketing functions to better leverage collective strengths and customer relationships Divest non-core assets  Sold University Services for total consideration of up to $150M plus 10% equity stake  Announced sale of Wiley Edge for up to $62M in total consideration  CrossKnowledge divestiture remaining Right-size and optimize  Significant run-rate cost savings achieved – $65M actioned in FY24  Significant optimization actions underway to consolidate overlapping functions and activities across Wiley

13 FOCUS+OPTIMIZE: FY25-26 objectives to drive Wiley forward Go-forward Wiley  Focusing on our strongest and most profitable businesses  Reinvesting where we have competitive moats and operating leverage – must have brands, content, and partnerships  Driving evolution and innovation in our product and business models  Materially improving margins and driving sustained operating efficiency across Wiley FOCUS+OPTIMIZE delivering healthy long-term growth and expanding margins

14 FOCUS+OPTIMIZE: Executing on six key initiatives Grow Research Publishing market share  Drive publishing growth to meet global demand, leveraging our high-quality brands, author relationships, and society partnerships Drive product innovation using AI & ML  Leverage Generative AI & Machine Learning to extend our content-enabled products and services, and drive productivity gains Deliver Research Solutions growth  Leverage our researcher audience, processes, technology, and expertise to deliver Solutions growth Innovate business models  Innovate business models to deliver differentiated author value, enhanced customer value, and improved author & customer retention Streamline operations  Continually optimize support processes and infrastructure to materially improve operating efficiency and expand margins Optimize content production  Complete deployment of flagship publishing engine to improve the author experience and reduce the cost per article FOCUS OPTIMIZE

Jay Flynn EVP & GM, Research & Learning FOCUS+OPTIMIZE Driving Research Performance

Helping customers to create, share, and use knowledge to solve the world's most important challenges

Key Wiley Knowledge Domains

Chemistry	Materials	Oncology	Engineering	Technology	Agriculture	Business & Finance

Researchers
Scientists
Academics
Innovators

Challenges	Solutions
Rising energy demand	Clean energy & storage
Vehicle emissions	Mobility electrification
Illnesses & disease	New medicines
Food shortages & famine	Crop yields & resilience
Future of work	AI & automation
Technology and data disruption	Cyber security & cloud


KNOWLEDGE CREATION
WILEY
KNOWLEDGE APPLICATION

Governments
Industry
Investors
Professionals
Learners

American Cancer Society · United Nations · Organization of the Petroleum Exporting Countries · CCS 中国化学会 CHINESE CHEMICAL SOCIETY · Crop Science Society of America · IEEE · American Heart Association

The NEW ENGLAND JOURNAL of MEDICINE · 一般社団法人 電気学会 · IET · AAAS American Association for the Advancement of Science · efsa European Food Safety Authority · American Society of Agronomy

WILEY

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Learning businesses built on a foundation of quality content in the most important disciplines

Learning

FY23 adj. revenue: $547M

FY23 adj. EBITDA: $158M

	Courseware	Advanced Content	Trade Publishing	Assessments
Business Profile	**STEM learning platforms for higher education students**	**Advanced STEM and social science content for academic and professional learners**	**Business, finance, and technology content for professionals**	**Team profiling and development to enhance workplace performance**
Business Model	Academic adoptions Annual subscriptions	B2B & B2C sales to libraries, academics & professionals	B2B & B2C sales to professionals and libraries	Digital testing platform usage Learning partner services
Market Size & Outlook (FY25-26)	$700-1,000M Total Addressable Market (TAM), 5-7% growth in target fields	$4-6B TAM, frontlist steady, backlist moderately declining	$5-7B TAM, flat to moderate growth in target fields	$7-9B TAM, growing at 7-10%

WILEY

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18 FOCUS+OPTIMIZE in Learning delivers steady revenue with strong margins FOCUS OPTIMIZE Focus on growing in strongest disciplines  Increase publishing output in computer science, engineering, business, and team effectiveness Leverage Research’s GTM and channel partnerships  Increase cross-sell and expand product development through Wiley Online Library, corporate sales, and society partnerships Accelerate digital product innovation  Embed Wiley’s leading content library into innovative Generative AI models  Expand Catalyst assessment platform Optimize publishing and courseware operations  Reduce platform costs and leverage existing Research infrastructure

Research businesses underpin Wiley's financial core

	Research — FY23 adj. revenue: $1,080M		FY23 adj. EBITDA: $377M
	Research Publishing	**Publishing Solutions**	**Audience Solutions**
Business Profile	**Scholarly journal publishing in scientific, technical and medical domains**	**Journal publishing technology and support services for societies and publishers**	**Databases, advertising and recruiting platforms to reach 12M+ researchers and R&D professionals**
Business Model	Subscriptions Open Access (OA) publishing services Hybrid subscription / OA bundles	SaaS tools, platforms & services Publishing services Open Access technology and infrastructure	Database subscriptions Audience access services SaaS recruiting platform
Market Size & Outlook (FY25-26)	$11-12B Total Addressable Market (TAM), growing at 2-4%	$300-550M TAM, growing at 4-8%	$5-7B TAM, growing at 4-8%

WILEY

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20 FOCUS+OPTIMIZE in Research provides a clear roadmap to unlocking growth and value FOCUS OPTIMIZE Grow Research Publishing market share  Invest in society partnerships, fast growing disciplines, and key geographies  Improve value to authors and maintain publication quality Drive product innovation using AI & ML  Embed Wiley’s leading content library into innovative Generative AI models  Deploy AI tools to improve publishing speed, quality, and utility Grow Research Solutions  Leverage Wiley’s process and technology investments to create products and solutions for partners  Network our researcher audience to connect them with jobs, products, and each other Optimize Research business models  Maintain leadership position as the #1 partner for Open Access transition  Sunset print models, and optimize pricing strategy Optimize Research publishing process  Complete the deployment of our next generation submission and publishing platform to improve the author experience and reduce article production costs  Improve data quality and insights, and retire legacy infrastructure

Growing Market Share

Driving strong submissions growth to position Wiley for success in FY25 and beyond

Fiscal 2024 YTD Articles Submitted[1]


+11%
~535K
~75K
~460K
~600K
~100K
~500K
FYTD23
FYTD24
OA Submissions
Non-OA Submissions

- Deployed new marketing toolkit with proprietary profiling and analytics to improve submission campaigns
- Reorganized publishing function to align with high-growth disciplines and geographies
- Strengthened editorial controls to improve identity verification and better detect content integrity issues

WILEY

(1) Fiscal year-to-date volumes from May-Dec 2022 vs. May-Dec 2023 for Wiley portfolio excluding Hindawi

21

Optimizing Business Models

Research business models supporting the transition to Open Access and delivering growth

Research Publishing Models [1]


~$700M
~$750M
~$660M
~$650M
Gold OA
Institutional Funded OA
Subscription
FY19
FY20
FY21
FY22
FY23

- Driving growth through high-quality OA brands, best-in-class authoring tools, and global footprint

- Positioned as the market leading institutional deal partner
- Long-term contracts with low volatility that enable institutions to manage the transition to OA smoothly
- Maintaining importance of the library at the heart of the academic knowledge ecosystem

WILEY

(1) Excludes Hindawi revenues, Author Products, Wiley Digital Archives, Backfiles and other non-journal product revenues; shown on a constant-currency basis

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23 AI and machine learning enable incremental growth and profitability opportunities Innovating Products Enhancing discovery, LLM training, and publishing, at higher quality and lower cost to serve In market today Active development AI-enhanced article matching software to promote article retention within Wiley Journals Utilizing AI algorithms, our new spectroscopy database expands the range of our class-leading KnowItAll database by over 75% Using Wiley’s authoritative content to augment market-leading Large Language Models, improving GenAI utility and user outcomes GenAI-powered article editing tools to enable Research authors to improve language clarity and accelerate submission

24 Accelerating investments in Research infrastructure to enhance the customer experience and reduce costs A flagship submission & peer-review experience that costs less… Optimizing Publishing Process  Integrated demand gen  Faster submission  AI-powered screening  Improved Peer Review  Open Access transaction management and reporting  Streamlined content operations  Single repository hosting >50% of global research Peer review Submission Publication Production Author services …with targets that are aggressive but achievable  20% reduction in article turnaround time  Material reduction in cost-per-article  10-15% greater article throughput  Increased author engagement and submission rates  Improved refer & transfer driving higher article retention rate  Single infrastructure across Wiley and partner journals  Fully deployed across all journals by end-FY26

25 Maintaining leadership in the disciplines that matter, supported by strong brands, society partnerships, and global market presence Focusing investments on driving sustainable publishing output, including improved author demand-gen, growing journal brands and partnerships, and maintaining reputation for quality output Leading the industry in developing new institutional business models that enable libraries to fully participate in the move to open science Building out the market-leading submission and publishing platform that improves the author experience, accelerates turnaround time, and lowers the cost per article for both Wiley and our publishing partners Deploying multiple avenues to leverage Generative AI, from enabling better knowledge application through learning models, to improving the author experience and lowering the cost per article Research: strongly positioned for long-term success 1 2 3 4 5

Christina Van Tassell EVP & Chief Financial Officer FOCUS+OPTIMIZE Financial Overview and Outlook

Driving material performance and profit improvement


Wiley Evolution1
5%
0%
YoY Revenue Growth
FY24
FOCUS+OPTIMIZE
FY26
19%
25%
Adjusted EBITDA Margin

Transformation underway to unlock value

- Simplifying business and structure
- Focusing on strongest markets and most profitable business lines
- Divesting non-core assets
- Driving permanent savings through right sizing and optimization
- Investing in our competitive moats – must have brands, content, and partnerships

(1) FY24 and FY26 exclude businesses held for sale or sold

WILEY
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28 Targeting low-to-mid single digit revenue growth in FY26 Adjusted Revenue Growth Bridge1 FY24 FY25 FY26 $1,580 to $1,630M Low-single digit growth Low-to-mid single digit growth Research output growth + Solutions growth + Learning improvement Hindawi impact + Learning improvement Research output growth + Solutions growth + Learning improvement (1) Adjusted Revenue excludes businesses held for sale or sold; Targets do not account for any potential acquisitions through this period  Research output growth  Strong OA growth  Publishing Solutions and Audience Solutions acceleration with upsell momentum  Increased publishing output in Learning and continued growth in Assessments FY26 Revenue drivers

29 On track to achieve $130M savings through FY26, delivering expanded margins and reinvesting for long-term success Reinvesting approx. half of savings to deliver future success Reinvestments 1. Scale journal brands to meet global demand to publish, enhance refer and transfer, and drive margin expansion 2. Expand editorial & marketing capabilities to drive Research output 3. Scale research publishing platform to drive volume, speed, author retention, and lower cost per article 4. Expand Solutions offerings to win new partners and drive upsell $130M run-rate savings through FY26 $65M actioned in FY24 ($30M realized in FY24) Value Creation Plan Savings 1. Corporate right-sizing and organizational optimization aligned to go- forward Wiley 2. Business operations optimization including process simplification, and consolidation of product & go-to-market functions 3. Technology savings including courseware simplification, retirement of legacy systems, and reduced hosting costs

30 Targeting material margin improvement in FY25-26 23% Adjusted EBITDA Margin (%)1 19-20% FY24P Improved margin mix Cost Savings Reinvestment 24-25% FY26P +500-600 bps (1) Adjusted EBITDA margin excludes businesses held for sale or sold; Targets do not account for any potential acquisitions through this period  Focusing on highly profitable and competitively advantaged core  Right-sizing to reflect smaller revenue base  Driving operating efficiency gains across organization  Pulling out stranded costs  Includes reinvestment to grow and optimize Research FY26 margin drivers

Strong FCF generation through improved earnings and capital efficiency supports continuous value creation

Free Cash Flow ($M)[1]



Approx. $100M
Lower cash earnings, higher restructuring costs, and higher interest payments
Approx. $125M
Improved cash earnings, increased capex for Research investments and back-office modernization
Approx. $200M
Improved cash earnings, lower capex, and lower restructuring
FY24
~30% FCF conversion
FY25
~35% FCF conversion
FY26
~45% FCF conversion

FY26 FCF drivers

- Cash earnings improvement
- Capex returning to prior levels (~$100M)
- Wind down of Value Creation Plan restructuring

WILEY

(1) Wiley does not provide an Adjusted Free Cash Flow metric – where applicable, totals include held for sale or sold assets; Targets do not account for any potential acquisitions through this period

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32 Clean and solid balance sheet Consistently strong balance sheet through economic cycles Capital Summary & Financial Highlights ($M, as of April 30, 2023) Cash & Cash Equivalents $107 Total Assets $3,109 Debt $748 Total Stockholders’ Equity $1,045 Net Debt to Equity 0.61x Total Syndicated Credit Facility $1,500 Net Debt to EBITDA (1) FY26 targets exclude any potential acquisitions through this period 1.5x FY22 FY23 FY261 1.6x <1.4x1

Disciplined capital allocation focused on organic investment and returning cash to shareholders

Historic Allocations
~$500M Deployed FY22-FY23[1]


CapEx
42%
Dividends
30%
Repurchases
12%
Acquisitions
16%
Net use of capital

Future Priorities

CAPEX

- Research Publishing & Solutions growth investments
- Product development and back-office modernization

DIVIDENDS AND SHARE REPURCHASES

- Evaluating share repurchases more closely and supporting dividend while managing down debt

RESEARCH-FOCUSED ACQUISITIONS

- Scale Research journal portfolio
- Add value-enhancing tools, capabilities, and platforms

WILEY

(1) Excluding modest proceeds from the sale of businesses and acquisitions of publication rights

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34 FY24-26 financial targets Metric FY24 Outlook FY25 Target FY26 Target Adjusted Revenue $1,580 to $1,630 Low-single digit growth Low-to-mid single digit growth Adjusted EBITDA margin 19-20% 23-24% 24-25% Free Cash Flow Approx. $100M Approx. $125M Approx. $200M Note: FY24 Outlook, FY25 & FY26 targets exclude any potential acquisitions through this period

Matthew Kissner Interim President & Chief Executive Officer FOCUS+OPTIMIZE Positioned for Success

36 Wiley is well-positioned for success 1 Focusing on our core businesses, aligning resources and capital to our strongest and most profitable opportunities 2 Taking action to drive Research market share, driving submission growth, and strengthening our brands and partnerships while maintaining quality 4 AI and machine learning enable incremental growth and profitability opportunities, and drive productivity gains Delivering significant benefits through ongoing optimization, including $130M run-rate savings and expanding EBITDA & FCF generation5 3 Accelerating deployment of our market-leading submission and publishing platform that delivers a compelling author experience and lower cost-per-article

37 Q&A

38 Appendix

39 Christina Van Tassell EVP & CFO 2021 Matthew Kissner Interim President & CEO Joined: 2003 Jay Flynn EVP & GM, Research & Learning 2010 Passionate, world-class team driving change and relentlessly focused on execution Broader Executive Leadership Team Today’s Presenters and Q&A Panelists Josh Jarrett SVP, Strategy 2021 Aref Matin EVP & CTO 2018 Danielle McMahan EVP & Chief People Officer 2019 Deirdre Silver EVP & General Counsel 2002 Andrew Weber SVP, Operations 2021

Seasoned board of directors with skills aligned to our long-term vision



Jesse Wiley
Chair of the Board,
John Wiley & Sons, Inc.
2012



Mari Baker
Former CEO,
PlayFirst, Inc.
2011



George Bell
Senior Partner,
Archer Venture Capital
2014



Beth Birnbaum
Former COO,
PlayFab
2018



David Dobson
CEO,
Epiq Global
2017



Brian Hemphill, Ph.D.
President,
Old Dominion University
2022



Matthew Kissner
Interim President & CEO,
John Wiley & Sons, Inc.
2003



Raymond McDaniel, Jr.
Former Chairman & CEO,
Moody's Corporation
2005



William Pesce
Former President & CEO,
John Wiley & Sons, Inc.
1998



Inder Singh
Former EVP & CFO
Arm Ltd.
2021

WILEY
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41 Today’s Presenters: Matthew Kissner, Interim President & CEO Matthew Kissner Interim President & CEO Matt was named Interim President and CEO of Wiley in October of 2023. He is a former Wiley Group Executive and Board Chair. He also served previously as Interim CEO in 2017 and has since been a consultant for Wiley. He has been with Wiley in a leadership, board, or consulting role for 20 years. His extensive experience includes several leadership positions with Pitney Bowes, Bankers Trust, Citibank and Morgan Stanley, and he has been a private equity operating partner focusing on business, financial and healthcare services. Matt is also a member of the Board Executive Committee of the Regional Plan Association, a non-profit urban research and advocacy organization. Matt earned both a Bachelor of Science in Education and Master of Business Administration from New York University.

42 Today’s Presenters: Jay Flynn, EVP & GM, Research & Learning Jay Flynn EVP & GM, Research & Learning Jay is EVP and General Manager for Research & Learning, Wiley’s go-to- market team responsible for delivering content and solutions that empower the world’s researchers, learners, and professionals to succeed. His 25 years of experience in the publishing industry include leading teams through the print to digital migration, developing mobile-first platforms, and setting strategic direction across technology, sales, marketing, and editorial. Before joining Wiley in 2010, Jay held leadership roles at Wolters Kluwer and at Cengage Learning, where he led the product management function. Jay has served on the Board of Directors of the STM Association and acts as Executive Sponsor for Wiley’s Diversity, Equity, and Inclusion Council and Women of Wiley Employee Resource Group. He holds a B.A. in German Studies from Saint Louis University and an M.A. in Germanic Languages and Literatures from the University of Pennsylvania.

43 Today’s Presenters: Christina Van Tassell, EVP & Chief Financial Officer Christina Van Tassell EVP & CFO Christina is a strategic business partner driving excellence in execution to ensure Wiley is positioned for financial success. She oversees the company's corporate and financial functions, including financial planning and analysis, accounting, investor relations, internal audit, treasury, and tax. Previously, she held positions as Chief Financial Officer with Dow Jones & Company, Inc., and Xaxis, a global advertising technology company owned by WPP plc. Christina began her career at PricewaterhouseCoopers, where she held senior roles in global capital markets, M&A, and other corporate finance functions. Christina serves on the board of the Empire State Realty Trust (NYSE:ESRT), a REIT that owns and manages office, retail, and multifamily assets in Manhattan and the greater NY Metro, including the iconic Empire State Building. Christina holds M.B.A.s from Columbia University and London Business School and a Bachelor of Arts in Accounting and Business Administration from Muhlenberg College. Christina brings a wealth of experience, insight, and creativity developed over 30 years of leading and innovating in global finance organizations.

44 Consistent track record of returning capital to shareholders Dividend and Share Repurchases ($M) $59 $68 $70 $72 $74 $76 $77 $77 $77 $77 $63 $62 $70 $50 $40 $60 $47 $16 $30 $35 FY15 FY16 FY17 FY18FY14 FY20 FY21 FY22 FY23FY19 Share Repurchases Dividends Consecutive years of dividend growth 30 FCF Payout Ratio (Dividends + Repurchases) ~50%

ENABLING DISCOVERY | POWERING EDUCATION | SHAPING WORKFORCES Investor Relations: Brian Campbell Brian.Campbell@wiley.com Media: Andrea Sherman ASherman@wiley.com